UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2004

TECHNICAL OLYMPIC USA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23677	76-0460831

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

4000 Hollywood Blvd., Suite 500-N Hollywood, Florida	33021

(Address of principal executive offices)	(Zip code)

(954) 364-4000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Information

     On January 16, 2004, Technical Olympic USA, Inc. issued a press release providing certain operational data for the three months and year ended December 31, 2003.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1	Press release to release operational data for three months and year ended December 31, 2003

Item 12. Results of Operations and Financial Condition

     On February 9, 2004, Technical Olympic USA, Inc. issued a press release announcing earnings for the three months and year ended December 31, 2003, and reaffirming financial and operational guidance for 2004. A copy of the exhibit is attached as Exhibit 99.2.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 10, 2004

TECHNICAL OLYMPIC USA, INC.

/s/ RANDY L. KOTLER

Randy L. Kotler Vice President — Chief Accounting Officer

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